UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
         PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
                                     OF 1934

         Date of Report (Date of earliest event reported): June 9, 2005



                          AMERICAN ECOLOGY CORPORATION


             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                      0-11688               95-3889638
           --------                      -------               ----------
(State or other jurisdiction of      (Commission File       (I.R.S. Employer
incorporation or organization)           Number)          Identification Number)


      Lakepointe Centre I,
   300 E. Mallard, Suite 300
         Boise, Idaho                                              83706
                                                                   -----
 (Address of principal executive                                 (Zip Code)
           offices)



                                 (208) 331-8400
                                 --------------
              (Registrant's telephone number, including area code)


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
ITEM 8.01. OTHER EVENTS

On June 9, 2005, the Company's Board of Directors approved the registration for resale of approximately 6,050,000 shares of Company common stock beneficially owned by Rotchford L. Barker and Edward F. Heil, both members of the Board of Directors. A registration statement on Form S-3 registering the selling shareholders' shares will be filed as soon as practicable. The Company has agreed to keep the registration statement effective two years from the date of filing, subject to applicable laws and regulation.


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
SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          AMERICAN ECOLOGY CORPORATION
                                                  (Registrant)




Date: June 10, 2005                       By:/S/ Michael J. Gilberg
                                             ----------------------
                                                  Michael J. Gilberg
                                                  Vice President and Controller


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